                                                                   EXHIBIT 10.21

EXCEPT AS OTHERWISE PROVIDED HEREIN, THIS WARRANT MAY NOT BE TRANSFERRED AND THE SHARES OF COMMON STOCK ISSUABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SHARES UNDER SUCH ACT AND APPLICABLE LAWS OR SOME OTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND APPLICABLE LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION, QUALIFICATION OR OTHER SUCH ACTIONS ARE NOT REQUIRED UNDER ANY SUCH LAWS. THE OFFERING OF THIS SECURITY HAS NOT BEEN REVIEWED OR APPROVED BY ANY STATE'S SECURITIES ADMINISTRATOR.


No. 4                                      Warrant to Purchase 830,000 Shares of
                                           Common Stock (subject to adjustment)


                              WARRANT TO PURCHASE
                                 COMMON STOCK
                                      of
                              PETsMART.COM, INC.


     THIS CERTIFIES THAT, for value received, Big Dog USA, Inc. or its Permitted Transferee ("Holder") is entitled, subject to the terms set forth below, to purchase from PETsMART.com, Inc., a Delaware corporation (the "Company"), Eight Hundred Thirty Thousand (830,000) shares of the Common Stock (the "Common Stock") of the Company, as of the date hereof (the "Warrant Issue Date"), upon surrender hereof, at the principal office of the company referred to below, with the subscription form attached hereto duly executed, and simultaneous payment therefor in lawful money of the United States or otherwise as hereinafter provided, at the Exercise Price as set forth in Section 2 below. The number,
                                                ---------
character and Exercise Price of such shares of Common Stock are subject to adjustment as provided below. The term "Warrant" as used herein shall include this Warrant, for the Common Stock of the Company, and any warrants delivered in substitution or exchange therefor as provided herein.

     This Warrant is issued in connection with the transactions described in that certain Strategic Relationship Agreement between the Company, Holder and Big Dogs Holdings, Inc., of even date herewith (the "SRA"). The exercise of this Warrant is subject to certain provisions of the SRA. In accordance with
Section 11.2, 15 and 26.6 of the SRA, which sections are specifically
-------------------------
incorporated herein by this reference, this Warrant may be (i) amended by the Company and the number of shares into which this Warrant is exercisable may be reduced by the Company based upon the performance goals set forth therein or
(ii) cancelled.

     1.   Term of Warrant.  Subject to the terms and conditions set forth
          ---------------
herein, this Warrant shall be exercisable, in whole or in part, during the term commencing on the Warrant Issue Date and ending at the earlier of (i) three years from the date of a firm commitment underwritten initial public offering of capital stock by the Company ("IPO"), and (ii) 5:00 p.m., Pacific time, on the fifth anniversary of the date of this Warrant Issue Date, and shall be void thereafter.

     2.   Exercise Price.  The Exercise Price at which this Warrant may be
          --------------
exercised shall be 205,000 shares of Common Stock at $8.88 per share, 205,000 shares of Common Stock at $17.75 per share, 210,000 shares of Common Stock at $26.63 per share and 210,000 shares of Common Stock at $35.50 per share (each such group of shares of Common Stock that are purchasable upon exercise of this Warrant at a particular price level is referred to as a "Tranche"), each as adjusted from time to time pursuant to Section 11 hereof.
                                       ----------

     3.   Exercise of Warrant.
          -------------------

          (a) The purchase rights represented by this Warrant are exercisable by the Holder in whole or in part, at any time, or from time to time, during the term hereof as described in Section 1 above, by the surrender of
                                            ---------
     this Warrant and the Notice of Exercise annexed hereto duly completed and executed on behalf of the Holder, at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company), upon payment:

               (i)  in cash or by check acceptable to the Company,

               (ii) by cancellation by the Holder of indebtedness or other obligations of the Company to the Holder (at the option of the Company), or

               (iii) by a combination of (i) and (ii) (at the option of the Company), of the purchase price of the shares to be purchased.

          (b) This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the shares of Common Stock issuable upon such exercise shall be treated for all purposes as the holder of record of such shares as of the close of business on such date. As promptly as practicable on or after such date and in any event within ten (10) business days thereafter, the Company at its expense shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of shares issuable upon such exercise.

          (c) Notwithstanding any provisions herein to the contrary, if the fair market value of one share of Common Stock is greater than the Exercise Price of a particular Tranche (at the date of calculation as set forth below), in lieu of exercising this Warrant with respect to such Tranche for cash, the Holder or the Company may require that the Holder receive shares equal to the value (as determined below) of this Warrant with respect to such Tranche(s) being cancelled (or the portion thereof being cancelled) by surrender of this Warrant at the principal office of the Company together with the properly endorsed Notice of Exercise and notice of such election in which event the company shall issue to the Holder a number of shares of Common Stock computed using the following formula:

                                  X = Y (A-B)
                                      -------
                                         A

     Where: X = the number of shares of Common Stock to be issued to the Holder

            Y = the number of shares of Common Stock purchasable under a particular Tranche of the Warrant or, if only a portion of a Tranche of the Warrant is being exercised, the portion of the particular Tranche of the Warrant being cancelled (at the date of such calculation)

            A = the fair market value of one share of the Company's Common Stock
                (at the date of such calculation)

            B = Exercise Price for a particular Tranche (as adjusted to the date of such calculation)

For purposes of the above calculation, fair market value of one share of Common Stock shall be determined by the Company's Board of Directors in good faith; provided, however, that where there exists a public market for the Company's Common Stock at the time of such exercise, the fair market value per share shall be the product of (i) the average of the closing bid and asked prices of the Common Stock quoted in the Over-The-Counter Market Summary or the last reported sale price of the Common Stock or the closing price quoted on the NASDAQ National Market or on any exchange on which the Common Stock is listed, whichever is applicable, as published in the Western Edition of The Wall Street Journal for the five (5) trading days prior to the date of determination of fair market value and (ii) the number of shares of Common Stock at the time of such exercise. Notwithstanding the foregoing, in the event the Warrant is exercised in connection with the Company's initial public offering of Common Stock, the fair market value per share shall be the per share offering price to the public of the Company's initial public offering.

     4.   No Fractional Shares or Scrip.  No fractional shares or scrip
          -----------------------------
representing fractional shares shall be issued upon the exercise of this Warrant. In lieu of any fractional share to which the Holder would otherwise be entitled, the Company shall make a cash payment equal to the Exercise Price multiplied by such fraction.

     5.   Replacement of Warrant.  On receipt of evidence reasonably
          ----------------------
satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of any indemnity agreement reasonably satisfactory in form and substance to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company at its expense shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor and amount.

     6.   Rights of Stockholders.  Subject to Sections 9 and 11 of this Warrant,
          ----------------------              -----------------
the Holder shall not be entitled to vote or receive dividends or be deemed the holder of Common Stock or any other securities of the Company that may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, or change of stock to no par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meeting, or to receive dividends or subscription rights or otherwise until the Warrant shall have been exercised as provided herein.

     7.   Transfer of Warrant.
          --------------------

          (a)  Warrant Register.  The Company will maintain a register (the
               ---------------
     "Warrant Register") containing the names and addresses of the Holder or Holders. Any Holder of this Warrant or any portion thereof may change its address as shown on the Warrant Register by written notice to the Company requesting such change. Any notice or written communication required or permitted to be given to the Holder may be delivered or given by mail to such Holder as shown on the Warrant Register and at the address shown on the Warrant Register. Until this Warrant is transferred on the Warrant Register of the Company, the Company may treat the Holder as shown on the Warrant Register as the absolute owner of this Warrant for all purposes, notwithstanding any notice to the contrary.

          (b)  Warrant Agent.  The Company may, by written notice to the Holder,
               -------------
     appoint an agent for the purpose of maintaining the Warrant Register referred to in Section 7(a) above, issuing the Common Stock then issuable
                    ------------
     upon the exercise of this Warrant, exchanging this Warrant, replacing this Warrant, or any or all of the foregoing. Thereafter any such registration, issuance, exchange, or replacement, as the case may be, shall be made at the office of such agent.

          (c)  Transferability and Nonnegotiability of Warrant.  This Warrant
               -----------------------------------------------
     may not be transferred or assigned in whole or in part except as set forth below. Except as set forth below, upon the transfer of this Warrant, this Warrant shall be null and void ab initio. Notwithstanding the foregoing,(i)
                                    ---------
     this Warrant may be transferred to any company merging with or acquiring substantially all of the assets of Holder subject to Section 26.6 of the SRA, and (ii) warrants to purchase up to 70,000 shares may be transferred to employees of Holder other than Andrew Feshbach or Fred Kayne (a "Permitted Transferee") and in each instance after compliance with all
                                                  -----
     applicable federal and state securities laws by the transferor and the transferee (including the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company, if such are requested by the Company). Subject to the provisions of this Warrant described herein and compliance with the Securities Act of 1933, as amended (the "Act"), title to this Warrant may be transferred by endorsement to a Permitted Transferee (by the Holder executing the Assignment Form annexed hereto) and delivery in the same manner as a negotiable instrument transferable by endorsement and delivery.

          (d)  Exchange of Warrant Upon a Transfer.  On surrender of this
               -----------------------------------
     Warrant for exchange, properly endorsed on the Assignment Form and subject to the provisions of this Warrant with respect to compliance with the Act and with the limitations on assignments and transfers contained in this
     Section 7, the Company at its expense shall promptly issue to or on the
     ---------
     order of the Holder a new warrant or warrants of like tenor, in the name of the Holder or as the Holder (on payment by the Holder of any applicable transfer taxes) may direct, for the number of shares issuable upon exercise hereof.

          (e)  Compliance with Securities Laws.
               -------------------------------

               (i) The Holder of this Warrant, by acceptance hereof, acknowledges that this Warrant and the shares of Common Stock to be issued upon exercise hereof are being acquired solely for the Holder's own account and not as a nominee for any other party, and for investment, and that the Holder will not offer, sell or otherwise dispose of this Warrant or any shares of Common Stock to be issued upon exercise hereof except under circumstances that will not result in a violation of the Act or any state securities laws. Upon exercise of this Warrant, the Holder shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the shares of Common Stock so purchased are being acquired solely for the Holder's own account and not as a nominee for any other party, for investment, and not with a view toward distribution or resale.

               (ii) The shares of Common Stock issued upon exercise hereof shall be stamped or imprinted with a legend in substantially the following form (in addition to any legend required by state securities laws):

THE SECURITIES REPRESENTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS. SUCH SECURITIES AND ANY SECURITIES ISSUED HEREUNDER OR THEREUNDER MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT AND APPLICABLE LAWS. COPIES OF THE WARRANT AGREEMENT COVERING THESE SECURITIES AND RESTRICTING THEIR TRANSFER OR SALE MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD HEREOF TO THE SECRETARY OF THE COMPANY AT THE PRINCIPAL EXECUTIVE OFFICES OF THE COMPANY.

     8.   Reservation of Stock.  The Company covenants that during the term this
          --------------------
Warrant is exercisable, the Company will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Common Stock upon the exercise of this Warrant and, from time to time, will take all steps necessary to amend its Certificate of Incorporation to provide sufficient reserves of shares of Common Stock issuable upon exercise of the Warrant. The Company further represents and covenants that all shares that may be issued upon the exercise of this Warrant, all as set forth herein, will be duly and validly authorized, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously or otherwise specified herein). The Company agrees that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock upon the exercise of this Warrant. The capitalization of the Company is as set forth on Schedule A hereto.

     9.   Notices.
          -------

          (a) Whenever the Exercise Price or number of shares purchasable hereunder shall be adjusted pursuant to Section 11 hereof, the Company
                                             ----------
     shall issue a certificate signed by its Chief Financial Officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Exercise Price and number of shares purchasable hereunder after giving effect to such adjustment, and shall cause a copy of such certificate to be mailed (by first-class mail, postage prepaid) to the Holder of this Warrant.

          (b)  In case:

               (i) the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time receivable upon the exercise of this Warrant) for the purpose of entitling them to receive any dividend or other distribution, or any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right, or

               (ii) of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation, or any conveyance of all or substantially all of the assets of the Company to another corporation, or

              (iii) of any voluntary dissolution, liquidation or winding-up of the Company,

          then, and in each case, the Company will mail or cause to be mailed to the Holder or Holders a notice specifying, as the case may be, (A) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (B) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such stock or securities at the time receivable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up. Such notice shall be mailed at least 15 days prior to the date therein specified.

          (c) All such notices, advices and communications shall be deemed to have been received (i) in the case of personal delivery, on the date of such delivery and (ii) in the case of mailing, on the third business day following the date of such mailing.

     10.  Amendments.
          ----------

          (a) Any term of this Warrant may be amended or waived with the written consent of the Company and the Holders of Warrants representing not less than fifty-one percent (51%) of the shares of Common Stock issuable upon exercise of any and all outstanding Warrants.

          (b) No waivers of, or exceptions to, any term, condition or provision of this Warrant, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

     11.  Adjustments.  The Exercise Price and the number of shares purchasable
          -----------
hereunder are subject to adjustment from time to time as follows:

          (a)  Merger, Sale of Assets, etc.  If at any time while this Warrant,
               ---------------------------
     or any portion hereof, is outstanding and unexpired there shall be:

               (i) a reorganization (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein),

               (ii) a merger or consolidation of the Company with or into another corporation in which the Company is not the surviving entity, or a reverse triangular merger in which the Company is the surviving entity but the shares of the Company's capital stock outstanding immediately prior to the merger are converted by virtue of the merger into other property, whether in the form of securities, cash, or otherwise, or

               (iii) a sale or transfer of the Company's properties and assets as, or substantially as, an entirety to any other person, then, as a part of such reorganization, merger, consolidation, sale or transfer, lawful provision shall be made so that the holder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the Exercise Price then in effect, the number of shares of stock or other securities or property of the successor entity resulting from such reorganization, merger, consolidation, sale or transfer that a holder of the shares deliverable upon exercise of this Warrant would have been entitled to receive in such reorganization, consolidation, merger, sale or transfer if this Warrant had been exercised immediately before such reorganization, merger, consolidation, sale or transfer, all subject to further adjustment as provided in this
          Section 11. The foregoing provisions of this Section 11(a) shall
          ----------                                   -------------
          similarly apply to successive reorganizations, consolidations, mergers, sales and transfers and to the stock or securities of any other entity that are at the time receivable upon the exercise of this Warrant. If the per-share consideration payable to the holder hereof for shares or other securities in connection with any such transaction is in a form other than cash or marketable securities, then the value of such consideration shall be determined in good faith by the Company's Board of Directors. In all events, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the transaction, to the end that the provisions of this Warrant shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant.

          (b)  Reclassification, etc.  If the Company, at any time while this
               ---------------------
     Warrant, or any portion hereof, remains outstanding and unexpired by reclassification of securities or otherwise, shall change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change and the Exercise Price therefor shall be appropriately adjusted, all subject to further adjustment as provided in this Section 11.
                         ----------

          (c)  Split, Subdivision or Combination of Shares.  If the Company at
               -------------------------------------------
     any time while this Warrant, or any portion hereof remains outstanding and unexpired shall split, subdivide or combine the securities as to which purchase rights under this Warrant exist, into a different number of securities of the same class, the Exercise Price for such securities shall be proportionately decreased in the case of a split or subdivision or proportionately increased in the case of a combination.

          (d) Adjustments for Dividends in Stock or Other Securities or
              ---------------------------------------------------------
     Property. If while this Warrant, or any portion hereof, remains outstanding
     --------
     and unexpired, the holders of the securities as to which purchase rights under this Warrant exist at the time shall have received, or, on or after the record date fixed for the determination of eligible stockholders, shall have become entitled to receive, without payment therefor, other or additional stock or other securities or property (other than cash) of the Company by way of dividend, then in each case, this Warrant shall represent the right to acquire, in addition to the number of shares of the security receivable upon exercise of this Warrant, and without payment of any additional consideration therefor, the amount of such other or additional stock or other securities or property (other than cash) of the Company that such holder would hold on the date of such exercise had it been the holder of record of the security receivable upon exercise of this Warrant on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional stock available by it as aforesaid during such period, giving effect to all adjustments called for during such period by the provisions of this Section 11.
                        ----------

          (e)  Certificate as to Adjustments.  Upon the occurrence of each
               -----------------------------
     adjustment or readjustment pursuant to this Section 11, the Company at its
                                                 ----------
     expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each Holder of this Warrant a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request, at any time, of any such Holder, furnish or cause to be furnished to such Holder a like certificate setting forth:

               (i)   such adjustments and readjustments;

               (ii)  the Exercise Price at the time in effect; and

               (iii) the number of shares and the amount, if any, of other property that at the time would be received upon the exercise of the Warrant.

          (f)  No Impairment.  The Company will not, by any voluntary action,
               -------------
     avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Section
                                                                         -------
     11 and in the taking of all such action as may be necessary or appropriate
     --
     in order to protect the rights of the Holder of this Warrant against impairment.

     12.  "Market Stand-Off" Agreement.  Each Holder hereby agrees that, during
           ----------------------------
the period of duration (up to, but not excluding, 180 days) specified by the Company and an underwriter of Common Stock or other securities of the Company, following the effective date of a registration statement of the Company filed under the Act, it shall not, to the extent requested by the Company and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any securities of the Company held by it at any time during such period, except to the extent such securities are included in such registered offering which may be promulgated in the future, or a registration relating solely to an SEC Rule 145 transaction on Form S-4 or similar forms which may be promulgated in the future.

     13.  Miscellaneous.
          -------------

          (a)  Governing Law.  THIS WARRANT AND ALL ACTS AND TRANSACTIONS
               -------------
     PURSUANT HERETO AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED, CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW.

          (b)  Attorney's Fees.  If any action at law or in equity (including
               --------------
     arbitration) is necessary to enforce or interpret the terms of this Warrant, the prevailing party shall be entitled to reasonable attorney's fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

IN WITNESS WHEREOF, PETsMART.com, Inc. has caused this Warrant to be executed by its officers hereunto duly authorized.

Dated:  October 19, 1999

HOLDER:  Big Dog USA, Inc.          PETsMART.COM, INC.

   /s/  Andrew Feshback                 /s/ Tom McGovern
---------------------------         --------------------------------
By:  Andrew Feshback                By:  Tom McGovern
   ------------------------            -----------------------------
Title:  CEO                         Title:  Chief Executive Officer
      ---------------------               --------------------------

                             NOTICE OF EXERCISE

To:  PETsMART.com, Inc.

     The undersigned hereby irrevocably, subject to the terms and conditions contained in the attached Warrant, (A) elects to purchase _____ shares of Common Stock of PETsMART.com, Inc., pursuant to the provisions of Section 3(a) of the
                                                           ------------
attached Warrant, and tenders herewith payment of the purchase price for such shares in full, or (B) as required by the Company, elects to exercise this Warrant for the purchase of _____ shares of Common Stock, pursuant to the provisions of Section 3(c) of the attached Warrant.
              ------------

     (2) In exercising this Warrant, the undersigned hereby confirms and acknowledges that the shares of Common Stock are being acquired solely for the account of the undersigned and the undersigned will not offer, sell or otherwise dispose of any such shares of Common Stock except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any applicable state securities laws.

     (3) Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below.


                                           _________________________________
                                           (Name)

                                           _________________________________
                                           (Name)


     (4) Please issue a new Warrant for the unexercised portion of the attached Warrant in the name of the undersigned or in such other name as is specified below:

                                            ________________________________
                                            (Name)

_____________________________               ________________________________
(Date)                                      (Name)

                                ASSIGNMENT FORM

     FOR VALUE RECEIVED, the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the Assignee named below the attached Warrant, together with all of the rights of the undersigned under the Warrant, with respect to the number of shares of Common Stock set forth below:

 Name of Assignee                  Address                   No. of Shares



and does hereby irrevocably constitute and appoint ____________ Attorney to make such transfer on the books of PETsMART.com, Inc., maintained for the purpose, with full power of substitution in the premises.

     The undersigned also represents that, by assignment hereof, the Assignee acknowledges that this Warrant and the securities to be issued upon exercise hereof are being acquired for investment and that the Assignee will not offer, sell or otherwise dispose of this Warrant or any securities to be issued upon exercise hereof except (i) under circumstances which will not result in violation of the Securities Act of 1933, as amended, or any state securities laws and (ii) in accordance with the terms of the Warrant. Further, the Assignee has acknowledged that upon exercise of this Warrant, the Assignee shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the securities so purchased are being acquired for investment and not with a view toward distribution or resale.

Dated:_____________________

                                             ________________________________
                                             Signature of Holder
                                             Note: The above signature should
                                             correspond exactly with the name on
                                             the face of the attached Warrant.

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